                                  Exhibit 99.2

                  CERTIFICATION BY PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of TTR Technologies, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2002 (the "Report") filed with the Securities and Exchange Commission, I, Samuel Brill, Chief Operating Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Company's Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


November 14, 2002                               /s/ Samuel Brill

                                                Samuel Brill
                                                Chief Operating Officer
                                                (Principal Financial Officer)